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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2000
                                                         ----------------

                       Security Asset Capital Corporation

             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada

                 (State or Other Jurisdiction of Incorporation)


        000-29039                                         95-4729666
        ---------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)


             701 "B" Street, Suite 1775, San Diego, California 92101
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 232-9950

              (Registrant's Telephone Number, Including Area Code)


                           UNIVERSAL VIEW CORPORATION

                          270 N. Canon Drive, Suite 203
                         Beverly Hills, California 90210

          (Former Name or Former Address, if Changed Since Last Report)


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                                 AMENDMENT NO. 2

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed April 4, 2000 as set forth in the pages attached hereto:

Item 4. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANTS

        Effective April 4, 2000, the Company acquired Universal View Corporation, a Nevada corporation ("Universal"). Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Universal for reporting purposes under the Securities Exchange Act of 1934.

        On February 4, 2000, the Company engaged Pannell Kerr Forester, Certified Public Accountants, as its independent auditor for fiscal 1999 and 1998. The Company did not engage an auditor during 1998 and 1999. Mr. Brad B. Haynes, CPA was engaged by Universal for the purpose of auditing Universal's financial statements for the period from its inception, January 26, 1999 to December 31, 1999. The Company did not engage Mr. Haynes after the acquisition because it had already retained Pannell Kerr Forester. The Company has not consulted Pannell Kerr Forester regarding matters expressed in subsections (i) and (ii) of Item 304(a)(2) of Regulation S-B.


EXHIBIT NO.    DESCRIPTION OF EXHIBITS
16.            Letter from Brad B. Haynes, CPA on change in certifying
               accountant.

27.            Financial Data Schedule.

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                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2000                      Security Asset Capital Corporation,
                                        a Nevada corporation


                                        /s/ David R. Walton
                                        -------------------
                                        David R. Walton, Chief Executive Officer